UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to Form 8-K dated July 28, 2008

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2008 (July 28, 2008)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 San Felipe, Suite 485
Houston, Texas 77063
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01.  Completion of Acquisition of Assets.

On July  21, 2008,  Vanguard Natural Resources, LLC (“Vanguard” or the “Company”) filed a Current Report on Form 8-K announcing that its wholly-owned subsidiary, Vanguard Permian, LLC, had entered into a Purchase and Sale Agreement, dated July 18, 2008, with Segundo Navarro Drilling, Ltd, an affiliate of the Lewis Energy Group (“Lewis”) (the “PSA”) to purchase certain producing and non-producing oil and gas properties in South Texas (the “Properties”) for approximately $53.4 million in cash and Vanguard units (the “Acquisition”), subject to adjustment.

 The Properties have total estimated proved reserves of 21.8Bcfe as of December 31, 2007, of which approximately 99% is natural gas and 63% is proved developed. Based on the current net daily production of approximately 3,000 Mcfe, the Properties have a reserve to production ratio of approximately 19 years and have a 1,150 Btu content.  At the closing, the Company assumed from Lewis natural gas collar and swap derivative contracts covering approximately 85% of the estimated proved producing natural gas production from the Properties through 2011 as follows:

Period	Volume (Mmbtu)	Hedge	Pricing (1)

July-December 2008	527,800	Collar	$11.40-12.85
2009	970,800	Swap	$11.00
2010	843,900	Swap	$10.07
2011	762,200	Swap	$9.75

(1)	All prices are Houston Ship Channel first of month index prices. The Swap prices shown for 2009-2011 are weighted average prices for the calendar year.

The closing of the transaction contemplated in the PSA was completed on July 28, 2008 for an adjusted purchase price of $51.4 million.  The consideration included $30.0 million in cash and 1,350,873 Vanguard units.  Pursuant to Item 9.01 of Form 8-K, the Company hereby provides the audited statement of combined revenues and direct operating expenses for the Properties for the year ended December 31, 2007, the unaudited statement of combined revenues and direct operating expenses for the six months ended June 30, 2008, and the unaudited pro forma balance sheet of the Company reflecting the acquisition of the Properties as if the transaction occurred on June 30, 2008.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited statement of combined revenues and direct operating expenses for the Properties for the year ended December 31, 2007 and the unaudited statement of revenues and direct operating expenses for the Properties for the six months ended June 30, 2008 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro Forma Balance Sheet

The unaudited pro forma consolidated balance sheet of Vanguard Natural Resources, LLC as of June 30, 2008 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(c)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1
Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased by Vanguard Natural Resources, LLC from Segundo Navarro Drilling, Ltd for the year ended December 31, 2007 and the six months ended June 30, 2008.

Exhibit 99.2	Unaudited Pro Forma Consolidated Balance Sheet of Vanguard Natural Resources, LLC as of June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Scott W. Smith
	Name:	Scott W. Smith
	Title:	President and Chief Executive Officer
December 22, 2008

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1
Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased by Vanguard Natural Resources, LLC from Segundo Navarro Drilling, Ltd for the year ended December 31, 2007 and the six months ended June 30, 2008.

Exhibit 99.2	Unaudited Pro Forma Consolidated Balance Sheet of Vanguard Natural Resources, LLC as of June 30, 2008.